UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]          Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Under §240.14(a)(12)

NuState Energy Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of the transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NUSTATE ENERGY HOLDINGS, INC.

1201 E Main Street

Unit 1980

Columbia SC 29201

October 28, 2015

Dear Fellow Shareholder,

On behalf of the board of directors and management of NuState Energy Holdings, Inc., I would like to cordially invite you to attend a special meeting of the shareholders to be held on Wednesday, October 28th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 1201 E. Main Street, Unit 1980, Columbia SC 29201.

Our board of directors has fixed the close of business on October 28th, 2015 as the record date. Only shareholders who hold shares of our Preferred B, D, F, H, I and Y Series of stock as of the record date will be entitled to receive notice of, and to vote at, the special meeting, or any adjournments or postponements thereof.

The matters to be considered and voted upon are more fully set forth in the accompanying notice of special meeting and proxy statement. Your vote is very important to us, and whether or not you plan to attend the special meeting we ask that you please take the time to read the accompanying proxy statement and promptly complete, date, sign and return in the enclosed postage-paid envelope, your proxy card, which you may revoke at any time prior to its use. If you are unable to attend the special meeting, your shares will be voted in accordance with your proxy. If you do attend the special meeting, and I hope you will, you may revoke the proxy and vote your shares in person.

Thank you for your investment in NuState Energy Holdings, Inc.

Very truly yours,

/s/ Kathleen Roberton
Kathleen Roberton
Chief Executive Officer& President

NUSTATE ENERGY HOLDINGS, INC.

1201 E Main Street

Unit 1980

Columbia, SC 29201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On Wednesday, October 28th, 2015

October 16, 2015

To the Shareholders of NuState Energy Holdings, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (“Special Meeting”) of NuState Energy Holdings, Inc., a Nevada corporation (“we”, “us”, “our”, or, the “Company”), will be held on Wednesday, October 28th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 1201 E Main Street, Suite 1980 Columbia, SC 29201.

The purpose of the meeting is to consider and vote upon the following proposals to amend the price and conversion of each and every series of Preferred Shares issued by NuState Energy Holdings, Inc. Further, we are seeking to cancel “All” Preferred Shares Issued & Outstanding by replacing each certificate cancelled with a new certificate issued by the Transfer Agent, Madison Stock Transfer.

The new Certificates shall be Series A Preferred Stock, par value $0.001 with a share price of $0.25 per share issued with the “Clause” “should the Common Share price drop below $0.10 per share, the conversion will be adjusted to $0.035 cents per share. The Series A Preferred Stock shall also be restricted by a Lock Up Leak Out Agreement which restricts the shares for two years (the “Lock Up”) and allows 1% per month to be sold thereafter for a period of four years (the “Leak Out”) after which the transfer agent will cancel the Series A Preferred left outstanding and issue the balance of Common Shares without a restricted legend.

No business shall be transacted at the Special Meeting other than as set forth herein.

Our board of directors has fixed the close of business on October 14th, 2015 as the record date for determining All Preferred Shareholders of varying Series of Preferred Shares shall be entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof.

All shareholders of the Company as of the record date are cordially invited to attend the Special Meeting in person. It is very important that your shares be represented at the Special Meeting. To ensure that your vote will be counted a proxy and postage-paid envelope have been enclosed with this notice of special meeting and proxy statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO PLEASE, AS PROMPTLY AS POSSIBLE, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE SPECIAL MEETING YOU MAY REVOKE YOUR PROXY, IF YOU SO DESIRE, AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

/s/ Kathleen Roberton,
Chief Executive Officer & President

PROXY STATEMENT FOR SPECIAL MEETING OF

THE SHAREHOLDERS OF

NUSTATE ENERGY HOLDINGS, INC.

1201 E Main Street

Unit 1980

Columbia, SC 29201

This proxy statement is first being mailed on or about Friday October 16th, 2015 by NuState Energy Holdings, Inc. The proxy accompanying this proxy statement is being solicited on behalf of our board of directors.

Record Date, Voting Securities, Quorum and Voting Tabulation

Our board of directors has fixed the close of business on October 14th, 2015 as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof. As of the record date, we had 149,600 shares of Preferred B Series stock issued and outstanding; 332 Preferred Series C issued and outstanding; 19 Preferred Series D issued and outstanding; 256 Preferred Series F issued and outstanding; 85 Preferred Series H issued and outstanding; 300 Preferred Series I issued and outstanding; 87,000 Preferred Y Series issued and outstanding all entitled to vote on the matters described herein (the “Voting Shares”). Each whole Voting Share entitles the holder thereof to one vote and each fractional Voting Share entitles the holder thereof to a factional vote. The presence, in person or by proxy, of the holders of a majority of the Voting Shares is necessary to constitute a quorum for the transaction of business at the Special Meeting. If a quorum exists, action on each matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action. Unless otherwise marked or indicated on the proxy, the shares will be voted “FOR” the approval of each of the proposals discussed herein.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election in conjunction with information received from our transfer agent. The inspector of election will also determine whether or not a quorum is present.

Shares which abstain from voting as to the proposals and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to any proposal (“broker non-votes”), will be counted for purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the proposal has been obtained, but will have the effect of reducing the number of affirmative votes required to achieve the majority vote on the proposal.

Revocability of Proxy

Any proxy given pursuant to this proxy solicitation may be revoked by the person giving it at any time prior to its use by delivering to us a written notice of revocation, a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer, nominee for election as a director or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the actions described in this proxy statement which is not shared by all other shareholders.

Dissenters’ Right of Appraisal

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Nevada with respect to any of the matters proposed to be acted upon herein.

Submission of Shareholder Proposals

All shareholder proposals should be submitted to the attention of our Secretary at the address of our principal executive offices. We urge you to submit any such proposal by a means which will permit proof of the date of delivery, such as certified mail, return receipt requested.

Expenses of this Proxy Statement

We will pay all expenses associated with the distribution of this proxy statement, including, without limitation, all expenses associated with printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in connection with sending this proxy statement to the beneficial owners of shares of our common stock.

We will only deliver one proxy statement to multiple shareholders sharing one address unless we have received prior instructions to the contrary from one or more of such shareholders. Upon written or verbal request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy statements to any shareholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy statements to any shareholder or holders sharing an address to which multiple copies are now delivered. Any such requests in writing should be directed to our principal executive offices at the following address:

NUSTATE ENERGY HOLDINGS, INC.

1201 E Main Street

Unit 1980

Columbia SC 29201

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Preferred B, C, D, F, H, I, Y Series stock as of October 12th, 2015. The information in this table provides ownership information for:

each person known by us to be the beneficial owner of more than 5% of any class of Preferred Stock;

each of our directors and executive officers; and

all of our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC” or “Commission”) and includes voting or investment power with respect to our securities. A person (or group of persons) is deemed to be the “beneficial owner” of our securities if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of, or to dispose or direct the disposition of such securities. Accordingly, more than one person may be deemed to be the beneficial owner of the same security. Unless otherwise indicated, the persons named in the table below have sole voting and/or investment power with respect to the number of shares of Preferred stock indicated as beneficially owned by them. Unless otherwise indicated, the address of each person listed is in care of NuState Energy Holdings, Inc. 1201 E Main Street 1980, Columbia SC 20201

There is no Officer or Director who holds a Beneficial Interest in any Preferred Share Class of NuState Energy Holdings, Inc.

PROPOSAL – TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CANCEL ALL PREFERRED SHARES ISSUED BY NUSTATE ENERGY HOLDINGS AND RE-ISSUE NEW SERIES A PREFERRED SHARES WITH SPECIFIED SHARE PRICE AND CONVERSION RIGHTS.

General

As more fully explained below, we believe that it is in the best interests of our company and our shareholders to limit the amount of Series of Preferred Shares to 3 and in addition place selling restrictions on the new Preferred Stock. We believe that this will protect each and every investor as well as provides the assurance of a managed conversion process that will allow All Shareholders to benefit from. We are proposing that each shareholder of Preferred Series B, C, D, F, H, I and Y will agree to cancel their share certificate to be replaced with a new share certificate. Once this is approved, the Company will issue Series A Preferred Stock to each investor with an average price per share of $0.25 (or $0.035 in the event the Common Share price is $0.10 or lower). Each 1 Preferred Share will convert to 1 Common Share. In addition, each shareholder will sign a Lock Up/Leak Out Agreement that protects them from rapid dilution. The Lock Up period will be two (2) years and the Leak Out period will be forty eight (48) months. After two years (2) each shareholder will be able to sell 1% per month for forty eight (48) months after which they may sell the remaining shares without restriction. On October 14, 2015 our Board of Directors approved the cancellation of “All” existing Preferred Shares for the purpose of issuing new Preferred Series A to each investor. If approved by our shareholders, the Authorized Amendment will become effective when it is filed with the Secretary of State of Nevada & Florida.

Reasons for the Increase Holding Period

As of October 14th, 2015, there are approximately 231,557 Preferred Shares issued and outstanding that represent different price per share and conversion rights. All shares have been issued years ago so they may “All” be converted at will. The potential conversion of ALL preferred shares would be approximately 45,608,200 Common Shares. If the Authorized Amendment is approved by our shareholders, it will protect each of them as shareholders, protect our common stock shareholders, stabilize share price, attract investors, and allow the Company to grow without hindrance. If the Authorized Amendment is not approved our Common Shareholders will suffer significant loss and the Company will not be able to attract future investors.

Effects of the Consolidation of Preferred Stock and the Increased Holding Period

The amendment will increase the holding period of All Preferred Stock for a period of two (2) years and permit only 1% per month to be converted into Common for a period of four (4) years. If approved, it will further the confidence of each investor and protect the Common Shareholder. While NuState believes the company will grow in Licensing Agreements and Consumer use of our GPSTrax, we cannot guarantee this. Currently NuState’s has little assets, significant debt and dilution. If amendment is approved, it will potentially normalized and increase the value of each Preferred Share owned and protect the Common Shareholder.

Our common stock is traded on OTC Markets which is a quotation service, not an exchange. OTC Markets does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict its voting.

Advantages and Disadvantages of Cancelling All Preferred Shares to Issue New Preferred Series A with Selling Restrictions & Price Adjustment.

As noted above, increasing the holding period will protect our common shareholders, stabilize share price and attract new investors. There is no disadvantage to existing Preferred Shareholders unless the Company fails as this Amendment protects their investment.

Consequences to the Company if there is a Failure to Approve the Authorized Amendment to Cancel All Preferred Shares and Issue New Preferred Series A with Restriction and Price Adjustment.

As noted above, the Company believes if not approved, it would have long-term negative effects — both on capital formation as well as negatively impacting all public shareholders. Holding periods are the mechanisms that enable companies who raise capital privately, to use that capital to grow the company for an established time period before new investors can “cash out” which would impact the market for the company’s shares. It is NuState’s opinion, that without an extension of the holding period, implementing a Lock Up/Leak Out Agreement, consolidating the Preferred Shares with price adjustment, NuState could face three major negative impacts: First, it will greatly dilute common shareholders; Second, it will depress the price of shares significantly; Third, it will effect long-term investors which would deprive the Company of funding.

Vote by Board of Directors

On October 14th, the board of directors voted to approve the Authorized Amendment in order to amend and cancel all Preferred Shares currently issued and outstanding, re-issue Preferred Series A shares and implement a Lock- Up/Leak-Out Agreement governing Preferred A Series shares.

Based on the foregoing discussion, the board of directors requests that shareholders approve the following resolution:

RESOLVED, that All Preferred Shares currently authorized, issued and outstanding by NuState Energy Holdings shall be cancelled and new Series A Preferred Shares shall be issued with a Lock Up/Leak Out Agreement by Madison Stock Transfer:

1. Except as otherwise expressly provided herein, Preferred B, C, D, F, H, I and Y Series shareholders will have their share certificate cancelled and will be reissued a new share certificate of Series A Preferred Stock, par value $0.001, price per share $0.25 (conversion adjusted to $0.035 if Common Stock share price is $.10 or lower) Series A Preferred stock shall be restricted for a period of two (2) years and will be governed by a the Lock-Up/Leak-Out Agreement as follows:

2. The Shareholder shall be allowed to convert to Common Shares and sell an amount of the Shareholder’s Preferred Stock equal to 1% (one percent) of the total number of Preferred shares owned, on a monthly basis, for a period of four (4) years. Beginning in the first (1st) month of the fifth (5th) year, the Leak-Out agreement shall cease and the shareholder may liquidate the balance of their Preferred shares remaining. Shareholders understands that a “conversion” shall not exceed 4.9% of the issued and outstanding securities of the Company (to be defined for all purposes hereof as the amount indicated in the Company’s most recent filing with the SEC) during each month of the four (4) calendar years and the 1% shall not accrue (the “Leak-Out Period”).

Form of Amendment

Assuming that our shareholders approve this proposal, we intend to file the Authorized Amendment with the Secretary of State of the State of Nevada and Florida as soon as practicable.

Effective Date

The Authorized Amendment will become effective upon filing amendment to the Articles of Incorporation in Nevada & filing Article of Incorporation in Florida (Series A Preferred Stock will be issued under the laws of the state of Florida).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF

CANCELLING “YOUR” PREFERRED SHARES TO BE ISSUED NEW SERIES A

PREFERRED STOCK WITH A LOCK UP/LEAK OUT AGREEMENT

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement may contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as “expects,” “anticipates,” “plans,” “believes,” “projects,” and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Proxy Statement as well as any cautionary language in this Proxy Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Proxy Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Proxy Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Proxy Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

* Annual Report on Form 10-K for the years ended June 30, 2012; and June 30th 2013

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Kathleen Roberton
Kathleen Roberton, President and CEO

October 14, 2015

PROXY

NUSTATE ENERGY HOLDINGS, INC.

This proxy is solicited on behalf of the Board of Directors for the Special Meeting on October 28th, 2015

This proxy will be voted as specified by the shareholder. If no specification is made, all shares will be voted “For” the approval of the proposals set forth in the proxy statement.

The shareholder(s) represented herein appoint(s) Kevin Yates and Kathy Roberton as proxy with the power of substitution to vote all shares of Preferred B Series stock entitled to be voted by said shareholder(s) at the Special Meeting of the Shareholders of NuState Energy Holdings, Inc. to be held on Wednesday, October 28th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 1201 E Main Street Suite 1980, Columbia SC 29201 and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL 1 - TO APPROVE THE CANCELLATION OF SERIES B PREFERRED STOCK, ISSUE NEW SERIES A PREFEED STOCK (STATE OF FLORIDA) AND AGREE TO SIGN A LOCK UP/LEACK OUT AGREEMENT (copy attached)

FOR	AGAINST	ABSTAIN

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

No business shall be transacted at the Special Meeting other than as set forth in the notice.

Signature
Date

Signature
Date

NOTE: Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

PROXY

NUSTATE ENERGY HOLDINGS, INC.

This proxy is solicited on behalf of the Board of Directors for the Special Meeting on October 28th, 2015

This proxy will be voted as specified by the shareholder. If no specification is made, all shares will be voted “FOR” the approval of the proposals set forth in the proxy statement.

The shareholder(s) represented herein appoint(s) Kevin Yates and Kathy Roberton and as proxy with the power of substitution to vote all shares of Preferred C Series stock entitled to be voted by said shareholder(s) at the Special Meeting of the Shareholders of NuState Energy Holdings, Inc. to be held on Wednesday, October 28th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 1201 E Main Street Suite 1980, Columbia SC 29201 and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL 1 - TO APPROVE THE CANCELLATION OF SERIES C PREFERRED STOCK, ISSUE NEW SERIES A PREFEED STOCK (STATE OF FLORIDA) AND AGREE TO SIGN A LOCK UP/LEACK OUT AGREEMENT (copy attached)

FOR	AGAINST	ABSTAIN

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

No business shall be transacted at the Special Meeting other than as set forth in the notice.

Signature
Date

Signature
Date

NOTE: Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

PROXY

NUSTATE ENERGY HOLDINGS, INC.

This proxy is solicited on behalf of the Board of Directors for the Special Meeting on October 28th, 2015

This proxy will be voted as specified by the shareholder. If no specification is made, all shares will be voted “FOR” the approval of the proposals set forth in the proxy statement.

The shareholder(s) represented herein appoint(s) Kevin Yates and Kathy Roberton and as proxy with the power of substitution to vote all shares of Preferred D Series stock entitled to be voted by said shareholder(s) at the Special Meeting of the Shareholders of NuState Energy Holdings, Inc. to be held on Wednesday, October 28th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 1201 E Main Street Suite 1980, Columbia SC 29201 and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL 1 - TO APPROVE THE CANCELLATION OF SERIES D PREFERRED STOCK, ISSUE NEW SERIES A PREFEED STOCK (STATE OF FLORIDA) AND AGREE TO SIGN A LOCK UP/LEACK OUT AGREEMENT (copy attached)

FOR	AGAINST	ABSTAIN

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

No business shall be transacted at the Special Meeting other than as set forth in the notice.

Signature
Date

Signature
Date

NOTE: Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

PROXY

NUSTATE ENERGY HOLDINGS, INC.

This proxy is solicited on behalf of the Board of Directors for the Special Meeting on October 28th, 2015

This proxy will be voted as specified by the shareholder. If no specification is made, all shares will be voted “FOR” the approval of the proposals set forth in the proxy statement.

The shareholder(s) represented herein appoint(s) Kevin Yates and Kathy Roberton and as proxy with the power of substitution to vote all shares of Preferred F Series stock entitled to be voted by said shareholder(s) at the Special Meeting of the Shareholders of NuState Energy Holdings, Inc. to be held on Wednesday, October 28th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 1201 E Main Street Suite 1980, Columbia SC 29201 and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL 1 - TO APPROVE THE CANCELLATION OF SERIES F PREFERRED STOCK, ISSUE NEW SERIES A PREFEED STOCK (STATE OF FLORIDA) AND AGREE TO SIGN A LOCK UP/LEACK OUT AGREEMENT (copy attached)

FOR	AGAINST	ABSTAIN

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THEACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

No business shall be transacted at the Special Meeting other than as set forth in the notice.

Signature
Date

Signature
Date

NOTE: Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

PROXY

NUSTATE ENERGY HOLDINGS, INC.

This proxy is solicited on behalf of the Board of Directors for the Special Meeting on October 28th, 2015

This proxy will be voted as specified by the shareholder. If no specification is made, all shares will be voted “FOR” the approval of the proposals set forth in the proxy statement.

The shareholder(s) represented herein appoint(s) Kevin Yates and Kathy Roberton and as proxy with the power of substitution to vote all shares of Preferred H Series stock entitled to be voted by said shareholder(s) at the Special Meeting of the Shareholders of NuState Energy Holdings, Inc. to be held on Wednesday, October 28th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 1201 E Main Street Suite 1980, Columbia SC 29201 and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL 1 - TO APPROVE THE CANCELLATION OF SERIES H PREFERRED STOCK, ISSUE NEW SERIES A PREFEED STOCK (STATE OF FLORIDA) AND AGREE TO SIGN A LOCK UP/LEACK OUT AGREEMENT (copy attached)

FOR	AGAINST	ABSTAIN

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

No business shall be transacted at the Special Meeting other than as set forth in the notice.

Signature
Date

Signature
Date

NOTE: Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

PROXY

NUSTATE ENERGY HOLDINGS, INC.

This proxy is solicited on behalf of the Board of Directors for the Special Meeting on October 28th, 2015

This proxy will be voted as specified by the shareholder. If no specification is made, all shares will be voted ” the approval of the proposals set forth in the proxy statement.

The shareholder(s) represented herein appoint(s) Kevin Yates and Kathy Roberton and as proxy with the power of substitution to vote all shares of Preferred I Series stock entitled to be voted by said shareholder(s) at the Special Meeting of the Shareholders of NuState Energy Holdings, Inc. to be held on Wednesday, October 28th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 1201 E Main Street Suite 1980, Columbia SC 29201 and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL 1 - TO APPROVE THE CANCELLATION OF SERIES I PREFERRED STOCK, ISSUE NEW SERIES A PREFEED STOCK (STATE OF FLORIDA) AND AGREE TO SIGN A LOCK UP/LEACK OUT AGREEMENT (copy attached)

FOR	AGAINST	ABSTAIN

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

No business shall be transacted at the Special Meeting other than as set forth in the notice.

Signature
Date

Signature
Date

NOTE: Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

PROXY

NUSTATE ENERGY HOLDINGS, INC.

This proxy is solicited on behalf of the Board of Directors for the Special Meeting on October 28th, 2015

This proxy will be voted as specified by the shareholder. If no specification is made, all shares will be voted “FOR” the approval of the proposals set forth in the proxy statement.

The shareholder(s) represented herein appoint(s) Kevin Yates and Kathy Roberton and as proxy with the power of substitution to vote all shares of Preferred Y Series stock entitled to be voted by said shareholder(s) at the Special Meeting of the Shareholders of NuState Energy Holdings, Inc. to be held on Wednesday, October 28th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 1201 E Main Street Suite 1980, Columbia SC 29201 and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL 1 - TO APPROVE THE CANCELLATION OF SERIES Y PREFERRED STOCK, ISSUE NEW SERIES A PREFEED STOCK (STATE OF FLORIDA) AND AGREE TO SIGN A LOCK UP/LEACK OUT AGREEMENT (copy attached)

FOR	AGAINST	ABSTAIN

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

No business shall be transacted at the Special Meeting other than as set forth in the notice.

Signature
Date

Signature
Date

NOTE: Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.